UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAGVX

Putnam American Government Income Fund

Annual report
9|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	63

About the Trustees	64

Officers	66

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from finan-cial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund’s managers seek to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMO (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2	American Government Income Fund	American Government Income Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	American Government Income Fund

Interview with your fund’s portfolio managers

What was the market environment like for government securities during the 12 months ended September 30, 2012?

Mike: Amid the crosscurrents of declining interest rates, the ebb and flow of concern about Europe’s sovereign debt crisis, mixed global economic data, and accommodative monetary policy, U.S. government securities posted moderate returns for the period. The continuation of the Federal Reserve’s low-interest-rate policy, the European Central Bank’s Long-Term Refinancing Operation, and plentiful liquidity in the marketplace helped foster an environment in which risk-taking was rewarded. As a result, bonds in sectors with greater credit or market risk that trade at a yield premium to U.S. Treasuries — so-called “spread sectors” — outperformed government securities.

Treasuries and government agency securities were buffeted during periods when rising interest rates and improved global economic sentiment tempered demand for more rate-sensitive, higher-quality bonds. Agency mortgage-backed securities [agency pass-throughs] outperformed Treasuries, but were hampered by concern over revisions to the government’s Home Affordable Refinance Program [HARP] that were designed to spur more refinancing activity. Additionally, agency pass-throughs were held back by their relatively short duration — a measure of interest-rate sensitivity — which limited their price appreciation as yields declined.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

American Government Income Fund	5

Agency pass-throughs received a boost during the period’s final months when investors began to snap them up in anticipation of increased Fed purchases under “QE3,” which was launched in mid September. Under the program, the Fed plans to buy $40 billion of agency pass-throughs every month until the job market improves. The central bank also affirmed that it would continue “Operation Twist” through December. Under Operation Twist, the Fed is helping to keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

What strategies helped the fund’s relative performance during the period?

Dan: Our strategy of combining lower-coupon agency pass-throughs with interest-only collateralized mortgage obligations [IO CMOs] contributed the most versus the index. Lower-coupon pass-throughs are backed by mortgages carrying relatively low interest rates, which have a smaller probability of being refinanced, particularly if rates rise. By blending lower-coupon pass-throughs with IO CMOs, we were able to synthetically create higher-yielding positions that outperformed higher-coupon Ginnie Mae bonds.

In general, IO CMOs benefited from improved risk sentiment, as the European sovereign debt crisis remained contained. Additionally, refinancing activity on the mortgage pools underlying the IO CMOs that we held was low, as bank-lending standards remained relatively tight during the period, boosting the securities’ prices. All told, the fund benefited from the increased total return generated by this lower-coupon pass-through/IO CMO structure, while holding securities that were largely immune from losing value due to refinancing and resulting prepayment.

Security selection among agency pass-throughs issued after the HARP cut-off date, which tended to be less prepayment sensitive, also aided the fund’s relative performance. By way of background, HARP was launched in 2009 to help homeowners who owed more on their mortgages than their homes were worth. When HARP was

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments.

6	American Government Income Fund

established, the government stipulated that loans originating before June 2009 would be eligible for the streamlined refinancing process offered under HARP, while mortgages created after that date would not be eligible. As a result, mortgages originating after June 2009 would be more cumbersome to refinance, and the securities created from these mortgage pools would have relatively slow prepayment rates.

What risk does prepayment pose for investors in mortgage-backed securities [MBS]?

Dan: All MBS are subject to prepayment risk because mortgage holders have the right to prepay their loans without penalty. A homeowner will prepay a mortgage by selling the property, refinancing the mortgage, or otherwise paying off the loan in part or entirely. Fast prepayments are generally unwelcome for holders of MBS priced above their $100 par value. That’s because prepayment would result in the loss of the security’s price premium on the prepaid balance. For example, if a security is priced at $105 and, hypothetically speaking, all the borrowers prepay, investors would get back $100 on bonds that had been valued at $105.

What factors hampered the fund’s return versus the benchmark?

Mike: Given the low level of Treasury yields and expectations for modestly improving U.S. economic growth, we took a cautious approach toward interest-rate risk by keeping the fund’s duration shorter than the benchmark. However, this positioning, which can be beneficial when rates are rising, dampened performance because interest rates, while volatile during the period, ended the period lower across the yield curve.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

American Government Income Fund	7

The fund holds both agency pass-throughs and to-be-announced [TBAs] commitments to purchase pass-throughs. How do these differ?

Mike: TBAs allow us to purchase pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential. We prefer to hold cash or high-grade debt in amounts sufficient to meet our TBA commitments. As a result, it may appear that the fund has allocated a substantial portion of the portfolio to cash, while in actuality we’re simply holding cash to collateralize our TBAs.

How did you use derivatives during the period?

Mike: We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our mortgage pass-through and IO CMO holdings.

The fund reduced its distribution rate twice during the period. What led to those decisions?

Mike: The fund’s distribution rate per class A share was lowered to $0.022 from $0.036 in July and then again to $0.013 in August, due to an overall decline in the amount of interest income earned by the fund — a result of generally lower yields in the marketplace. The distribution rates for other share classes were also reduced.

What is your outlook for the months ahead?

Dan: The Fed’s massive buying power has placed a valuation floor under agency pass-throughs that, in our view, may bolster their performance as long as the central bank

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

8	American Government Income Fund

remains active in the market. Additionally, given the Fed’s accommodative monetary policy, we believe agency pass-through yields may remain near current ranges over the near term.

We continue to have a positive outlook for prepayment rates among securities backed by mortgages where borrowers have little incentive to refinance. As a result, if prepayment rates stay in line with what the market is anticipating, we believe IO CMOs may continue to deliver solid risk-adjusted performance.

Thanks for your time and for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Daniel S. Choquette holds a B.A. from Yale University and a B.A. from the Royal Conservatory of Music. A CFA charterholder, he joined Putnam in 2002 and has been in the investment industry since 1997.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed-income risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

American Government Income Fund	9

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10	American Government Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.65%	6.49%	5.79%	5.79%	5.85%	5.85%	6.34%	6.22%	6.39%	5.87%*	5.87%*	6.76%

10 years	64.08	57.49	52.24	52.24	52.36	52.36	60.14	54.88	60.16	68.33	68.36	68.35
Annual average	5.08	4.65	4.29	4.29	4.30	4.30	4.82	4.47	4.82	5.35	5.35	5.35

5 years	42.29	36.53	37.04	35.04	37.20	37.20	40.51	36.00	40.58	44.01	44.04	44.02
Annual average	7.31	6.43	6.50	6.19	6.53	6.53	7.04	6.34	7.05	7.57	7.57	7.57

3 years	17.63	12.96	15.02	12.23	14.99	14.99	16.65	12.81	16.86	18.52	18.54	18.53
Annual average	5.56	4.15	4.78	3.92	4.77	4.77	5.27	4.10	5.33	5.83	5.83	5.83

1 year	2.48	–1.63	1.73	–2.96	1.75	0.81	2.20	–1.10	2.20	2.73	2.76	2.75

* Performance for class R5 and R6 shares, which for periods prior to their inception is derived from the historical performance of class Y shares (as described below), is shown only since 7/2/01 (the inception date of class Y).

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

American Government Income Fund	11

Comparative index returns For periods ended 9/30/12

		Lipper General
	Barclays Government	U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	7.64%	6.65%

10 years	58.94	51.59
Annual average	4.74	4.18

5 years	33.90	31.81
Annual average	6.01	5.61

3 years	16.26	16.37
Annual average	5.15	5.14

1 year	2.95	3.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12 there were 113, 104, 95, 75, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,224 and $15,236, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,488. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,016, $16,833, $16,836 and $16,835, respectively.

12	American Government Income Fund

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	3	3	12

Income	$0.340		$0.271	$0.273	$0.316		$0.315	$0.053	$0.055	$0.364

Capital gains —
Long-term	0.443		0.443	0.443	0.443		0.443	—	—	0.443

Capital gains —
Short-term	0.041		0.041	0.041	0.041		0.041	—	—	0.041

Total	$0.824		$0.755	$0.757	$0.800		$0.799	$0.053	$0.055	$0.848

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/11	$9.83	$10.24	$9.75	$9.79	$9.89	$10.22	$9.84	—	—	$9.81

7/2/12*	—	—	—	—	—	—	—	$9.22	$9.22	—

9/30/12	9.23	9.61	9.15	9.19	9.29	9.60	9.24	9.21	9.21	9.21

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.69%	1.62%	0.92%	0.91%	1.42%	1.38%	1.30%	1.95%	2.08%	1.95%

Current 30-day
SEC yield [2]	N/A	1.18	0.48	0.48	N/A	0.95	0.96	1.54	1.61	1.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

American Government Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/11	0.85%	1.60%	1.60%	1.10%	1.10%	0.58%*	0.51%*	0.60%

Annualized expense ratio for the
six-month period ended 9/30/12†	0.88%	1.63%	1.63%	1.13%	1.13%	0.60%	0.53%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

† For the fund’s most recent fiscal half year, or in the case of class R5 and class R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 (or, in the case of class R5 and class R6 shares, from July 3, 2012 (commencement of operations)) to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.46	$8.25	$8.25	$5.72	$5.73	$1.50‡	$1.32‡	$3.20

Ending value (after expenses)	$1,028.20	$1,023.50	$1,024.60	$1,025.60	$1,026.70	$1,029.50	$1,029.70	$1,029.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and class R6 shares been shown for the entire period from 4/1/12 to 9/30/12, they would have been higher.

14	American Government Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.45	$8.22	$8.22	$5.70	$5.70	$3.03	$2.68	$3.18

Ending value (after expenses)	$1,020.60	$1,016.85	$1,016.85	$1,019.35	$1,019.35	$1,022.00	$1,022.35	$1,021.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

American Government Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	American Government Income Fund

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an  unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do

not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

American Government Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

18	American Government Income Fund

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

American Government Income Fund	19

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

20	American Government Income Fund

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 115, 106 and 97 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

American Government Income Fund	21

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	American Government Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

American Government Income Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2012

24	American Government Income Fund

The fund’s portfolio 9/30/12

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (77.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association
Pass-Through Certificates
6s, January 15, 2029	$7	$7
5s, with due dates from August 20, 2033 to August 20, 2040	5,746,070	6,373,419
3s, TBA, November 1, 2042	2,000,000	2,136,953
3s, TBA, October 1, 2042	5,000,000	5,356,250

		13,866,629
U.S. Government Agency Mortgage Obligations (76.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	829,776	963,421
6s, September 1, 2021	13,749	15,405
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	256,579	278,161
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	1,011,543	1,087,592
3 1/2s, April 1, 2042	16,914,298	18,213,264
3s, TBA, October 1, 2042	4,000,000	4,216,875

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	57,115	61,764
6s, with due dates from July 1, 2016 to August 1, 2022	1,976,766	2,210,281
6s, TBA, October 1, 2042	20,000,000	22,084,376
5 1/2s, with due dates from September 1, 2017 to
February 1, 2021	560,414	609,091
5s, with due dates from January 1, 2038 to February 1, 2038	111,773	121,733
5s, March 1, 2021	29,959	32,625
4 1/2s, March 1, 2039	283,110	312,516
4s, with due dates from July 1, 2042 to October 1, 2042	78,758,369	87,415,434
4s, with due dates from May 1, 2019 to September 1, 2020	225,659	241,348
4s, TBA, October 1, 2042	55,000,000	59,266,796
3s, TBA, November 1, 2042	149,000,000	156,880,699
3s, TBA, October 1, 2042	193,000,000	203,720,552

		557,731,933

Total U.S. government and agency mortgage obligations (cost $561,881,198)		$571,598,562

U.S. TREASURY OBLIGATIONS (36.0%)*	Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023	$12,085,000	$18,450,240
6 1/4s, August 15, 2023	26,482,000	38,432,191
4 1/2s, August 15, 2039 ##	42,774,000	57,594,306

U.S. Treasury Notes
1 3/4s, May 15, 2022	7,897,000	8,008,113
0 5/8s, May 31, 2017	52,927,000	53,061,387
0 1/4s, August 31, 2014	66,880,000	66,893,844
0 1/4s, May 31, 2014	21,796,000	21,802,811

Total U.S. treasury obligations (cost $252,011,395)		$264,242,892

American Government Income Fund	25

MORTGAGE-BACKED SECURITIES (16.6%)*	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037	$311,162	$502,004
IFB Ser. 2976, Class LC, 23.611s, 2035	179,467	287,148
IFB Ser. 2979, Class AS, 23.464s, 2034	199,744	267,867
IFB Ser. 3072, Class SM, 22.987s, 2035	620,435	990,241
IFB Ser. 3072, Class SB, 22.841s, 2035	505,368	803,459
IFB Ser. 3249, Class PS, 21.547s, 2036	351,928	539,824
IFB Ser. 3065, Class DC, 19.198s, 2035	2,643,426	4,117,321
IFB Ser. 2990, Class LB, 16.381s, 2034	757,010	1,062,229
IFB Ser. 3727, Class PS, IO, 6.479s, 2038	10,326,228	924,503
IFB Ser. 3940, Class PS, IO, 6.429s, 2040	7,288,027	1,154,423
IFB Ser. 3803, Class SP, IO, 6.379s, 2038	9,954,115	846,100
IFB Ser. 3780, Class PS, IO, 6.229s, 2035	5,299,615	446,120
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	2,389,648	378,305
IFB Ser. 3232, Class KS, IO, 6.079s, 2036	5,042,919	624,061
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	2,558,000	536,668
IFB Ser. 3751, Class SB, IO, 5.819s, 2039	11,380,921	1,764,043
IFB Ser. 4052, Class LS, IO, 5.779s, 2042	9,090,427	1,454,468
IFB Ser. 4012, Class SM, IO, 5.729s, 2042	4,488,294	678,944
IFB Ser. 3852, Class SG, 4.809s, 2041	4,130,082	4,353,148
Ser. 4018, Class DI, IO, 4 1/2s, 2041	10,135,669	1,153,034
Ser. 3747, Class HI, IO, 4 1/2s, 2037	498,431	39,693
Ser. 4090, Class BI, IO, 4s, 2042	3,152,424	385,195
Ser. 4026, Class JI, IO, 4s, 2041	4,045,227	451,447
Ser. 4019, Class JI, IO, 4s, 2041	10,082,254	1,195,755
Ser. 3756, Class IG, IO, 4s, 2037	27,968,909	1,519,830
Ser. 3768, Class MI, IO, 4s, 2035	11,298,048	423,677
Ser. 3738, Class MI, IO, 4s, 2034	17,144,977	642,937
FRB Ser. T-57, Class 2A1, 3.374s, 2043	1,580	1,594
Ser. 4077, Class AI, IO, 3s, 2027	7,881,449	793,741
Ser. 3835, Class FO, PO, zero %, 2041	11,097,134	9,368,755
Ser. 3391, PO, zero %, 2037	73,138	66,746
Ser. 3300, PO, zero %, 2037	173,810	162,634
FRB Ser. 3117, Class AF, zero %, 2036	20,567	17,012
FRB Ser. 3326, Class WF, zero %, 2035	88,746	79,871
FRB Ser. 3036, Class AS, zero %, 2035	30,925	27,089

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	718,658	1,321,801
IFB Ser. 05-74, Class NK, 26.418s, 2035	134,199	243,890
IFB Ser. 06-8, Class HP, 23.773s, 2036	500,393	848,771
IFB Ser. 05-45, Class DA, 23.626s, 2035	882,546	1,476,740
IFB Ser. 07-53, Class SP, 23.406s, 2037	736,304	1,194,410
IFB Ser. 08-24, Class SP, 22.489s, 2038	3,897,484	6,119,050
IFB Ser. 05-122, Class SE, 22.342s, 2035	773,924	1,183,377
IFB Ser. 05-75, Class GS, 19.601s, 2035	773,206	1,142,862
IFB Ser. 05-106, Class JC, 19.453s, 2035	727,429	1,161,616
IFB Ser. 05-83, Class QP, 16.831s, 2034	244,134	344,180
IFB Ser. 11-4, Class CS, 12.467s, 2040	2,310,140	2,759,007
IFB Ser. 12-96, Class PS, IO, 6.484s, 2041	5,466,928	1,167,353
IFB Ser. 12-3, Class SD, IO, 6.294s, 2042	5,494,819	952,142

26	American Government Income Fund

MORTGAGE-BACKED SECURITIES (16.6%)* cont.	Principal amount		Value

Federal National Mortgage Association
IFB Ser. 11-27, Class AS, IO, 6.264s, 2041		$4,681,273	$625,559
IFB Ser. 12-113, Class SG, IO, 5.85s, 2042		2,840,000	526,053
Ser. 409, Class 82, IO, 4 1/2s, 2040		7,073,712	889,607
Ser. 12-96, Class PI, IO, 4s, 2041		9,899,841	1,505,667
Ser. 409, Class C16, IO, 4s, 2040		12,449,858	1,309,890
FRB Ser. 04-W7, Class A2, 3 3/4s, 2034		629	658
FRB Ser. 03-W14, Class 2A, 3.471s, 2043		1,400	1,388
FRB Ser. 03-W11, Class A1, 3.332s, 2033		110	113
FRB Ser. 03-W3, Class 1A4, 3.314s, 2042		2,450	2,440
FRB Ser. 04-W2, Class 4A, 2.987s, 2044		1,533	1,539
FRB Ser. 07-95, Class A3, 0.467s, 2036		11,444,382	10,357,166
Ser. 01-50, Class B1, IO, 0.406s, 2041		10,785,405	67,409
Ser. 01-79, Class BI, IO, 0.311s, 2045		1,965,726	18,275
Ser. 08-53, Class DO, PO, zero %, 2038		606,479	537,116
Ser. 07-64, Class LO, PO, zero %, 2037		226,807	212,361
Ser. 07-44, Class CO, PO, zero %, 2037		355,251	323,957
Ser. 08-36, Class OV, PO, zero %, 2036		77,976	69,985
Ser. 1988-12, Class B, zero %, 2018		8,011	7,531

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.582s, 2041		4,800,279	7,497,508
IFB Ser. 10-158, Class SD, 14.345s, 2040		1,057,000	1,512,736
IFB Ser. 11-70, Class WS, 9.263s, 2040		1,821,000	2,154,407
IFB Ser. 11-72, Class SE, 7.111s, 2041		7,826,000	8,765,120
IFB Ser. 11-81, Class SB, IO, 6.484s, 2036		10,706,537	1,923,751
IFB Ser. 11-61, Class CS, IO, 6.462s, 2035		3,037,568	417,666
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040		8,945,432	1,359,616
IFB Ser. 10-115, Class TS, IO, 5.882s, 2038		6,937,885	863,073
IFB Ser. 10-61, Class SJ, IO, 5.829s, 2040		4,760,978	876,210
IFB Ser. 11-70, Class SN, IO, 5.679s, 2041		1,469,000	385,436
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		6,562,059	983,653
Ser. 11-81, Class PI, IO, 4 1/2s, 2037		7,734,313	674,355
Ser. 10-116, Class QI, IO, 4s, 2034		5,598,230	358,685
Ser. 11-116, Class BI, IO, 4s, 2026		21,268,258	2,402,675
Ser. 10-158, Class EI, IO, 4s, 2025		13,363,631	1,488,174
Ser. 11-70, PO, zero %, 2041		17,256,033	14,627,249
Ser. 10-151, Class KO, PO, zero %, 2037		1,051,927	966,952
Ser. 06-36, Class OD, PO, zero %, 2036		11,909	11,131

Total mortgage-backed securities (cost $117,379,352)			$121,700,196

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.7%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	$6,456,810	$611,182

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026. E	Sep-16/3.49	6,456,810	261,888

American Government Income Fund	27

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	$33,377,000	$4,936,458

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	18,717,000	1,801,043

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	18,717,000	1,801,043

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	33,377,000	807,657

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	18,717,000	208,938

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	18,717,000	208,938

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	26,597,000	4,697,030

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	26,597,000	510,982

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	22,272,411	4,045,160

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	22,272,411	406,115

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/5.11	14,795,000	96,212

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	21,445,000	2,619,357

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	21,445,000	164,161

28	American Government Income Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	$10,601,569	$1,316,259

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	10,601,569	79,427

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.77% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	41,252,000	5,143,588

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.77% versus the
three month USD-LIBOR-BBA maturing May 2021. E	May-16/4.77	41,252,000	304,687

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 2.00%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.00	22,576,000	126,651

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 1.50% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.50	21,121,000	69,488

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	2,872,000	53,850

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	2,872,000	51,552

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to pay a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	11,522,000	157,621

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	11,522,000	138,725

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	1,970,000	106,085

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.325	1,970,000	3,034

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.3675% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.3675	6,844,000	394,146

American Government Income Fund	29

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.27% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.27	$6,844,000	$335,630

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.13375%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.13375	4,711,000	177,699

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	3,513,000	234,352

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	3,513,000	44,615

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	2,872,000	47,848

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	2,872,000	43,798

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	1,970,000	104,765

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.305	1,970,000	887

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.34375% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.34375	6,844,000	390,245

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.2475%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.2475	6,844,000	330,018

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.1125%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.1125	4,711,000	170,491

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	2,872,000	39,404

30	American Government Income Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.3175	$6,844,000	$386,685

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.225	6,844,000	327,143

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	1,970,000	104,351

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	1,970,000	20

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	7,467,000	337,807

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.085%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.085	4,711,000	165,262

Total purchased options outstanding (cost $34,729,099)			$34,362,297

SHORT-TERM INVESTMENTS (35.9%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.14% L		61,678,404	$61,678,404

SSgA Prime Money Market Fund 0.14% P		8,276,269	8,276,269

Interest in $450,000,000 joint tri-party repurchase agreement dated 9/28/12 with Royal Bank of Canada due 10/1/12 —
maturity value of $51,345,070 for an effective yield of 0.25%
(collateralized by various mortgage backed securities with a coupon rate of 3.50% and due dates ranging from 6/1/42 to
8/1/42, valued at $459,009,563)		$51,344,000	51,344,000

Interest in $33,000,000 tri-party repurchase agreement dated
9/28/12 with UBS AG due 10/1/12 — maturity value
of $33,000,550 for an effective yield of 0.20% (collateralized by various mortgage backed securities with coupon rates
ranging from 4.00% to 5.50% and due dates ranging from
11/15/38 to 7/20/42, valued at $33,660,000)		33,000,000	33,000,000

U.S. Treasury Bills with an effective yield of 0.158%,
April 4, 2013 # ##		20,000,000	19,985,880

Straight-A Funding, LLC with an effective yield of 0.178%,
December 18, 2012		10,000,000	9,996,100

Straight-A Funding, LLC with an effective yield of 0.178%,
October 9, 2012		5,000,000	4,999,800

U.S. Treasury Bills with effective yields ranging from
0.105% to 0.106%, December 13, 2012 # ##		19,500,000	19,496,744

U.S. Treasury Bills with an effective yield of 0.088%,
November 15, 2012 ##		10,000,000	9,998,900

American Government Income Fund	31

SHORT-TERM INVESTMENTS (35.9%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.077%,
October 18, 2012	$20,000,000	$19,999,273

Federal National Mortgage Association discount
notes with an effective yield of 0.129%, October 2, 2012	25,000,000	24,999,910

Total short-term investments (cost $263,772,072)		$263,775,280

TOTAL INVESTMENTS

Total investments (cost $1,229,773,116)		$1,255,679,227

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $734,131,657.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

E Extended settlement date on premium.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $350,493,881 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	327	$72,113,719	Dec-12	$35,144

U.S. Treasury Note 5 yr (Long)	590	73,533,360	Dec-12	284,777

Total				$319,921

32	American Government Income Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $31,567,531)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	$23,033,582	Aug-16/4.17	$257,124

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	23,033,582	Aug-16/4.17	2,281,960

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	31,990,778	Aug-16/4.28	774,113

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	31,990,778	Aug-16/4.28	4,700,501

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	2,847,159	Aug-16/4.35	434,212

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	5,180,702	Aug-16/4.68	99,091

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	5,180,702	Aug-16/4.68	955,140

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	7,365,343	Jul-16/4.67	141,503

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	7,365,343	Jul-16/4.67	1,352,601

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026. E	7,389,217	Jul-16/4.74	134,735

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	7,389,217	Jul-16/4.74	1,342,044

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026. E	6,920,782	Jul-16/4.79	123,197

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	6,920,782	Jul-16/4.79	1,281,611

American Government Income Fund	33

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $31,567,531) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	$2,946,137	Jul-16/4.80	$52,279

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	2,946,137	Jul-16/4.80	571,836

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,864,291	Jun-16/4.12	566,238

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	5,770,612	Jun-16/4.39	640,394

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	5,733,974	Jun-16/4.575	48,056

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	5,733,974	Jun-16/4.575	662,113

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	21,828,974	Jun-16/4.86	4,183,414

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	5,770,612	Jun-16/4.89	41,802

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,864,291	Jun-16/5.12	38,341

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	21,828,974	Jun-16/5.86	212,178

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	8,446,175	May-16/4.11	813,434

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	9,354,814	May-16/4.36	997,466

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021. E	9,308,256	May-16/4.60	76,374

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	9,308,256	May-16/4.60	1,086,255

34	American Government Income Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $31,567,531) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	$12,183,004	May-16/4.745	$91,031

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	12,183,004	May-16/4.745	1,553,199

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	7,977,849	May-16/4.7575	56,643

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	7,977,849	May-16/4.7575	988,455

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	30,457,512	May-16/4.77	224,959

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	30,457,512	May-16/4.77	3,797,656

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	9,354,814	May-16/4.86	68,038

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	8,446,175	May-16/5.11	54,925

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	12,819,000	Oct-12/1.75	96,783

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	12,819,000	Oct-12/1.75	59,096

Total		$30,858,797

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $245,031,992)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2042	$20,000,000	10/11/12	$22,084,376

Federal National Mortgage Association, 4s,
October 1, 2042	55,000,000	10/11/12	59,266,796

American Government Income Fund	35

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $245,031,992) cont.

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$156,000,000	10/11/12	$164,665,316

Government National Mortgage Association, 3s,
October 1, 2042	2,000,000	10/18/12	2,142,500

Total			$248,158,988

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$4,711,000	$(96,222)	8/13/22	3 month USD-
			LIBOR-BBA	2.042%	$70,204

4,711,000	(104,113)	9/12/22	3 month USD-
			LIBOR-BBA	2.064%	62,166

1,350,000	35,832	6/20/22	2.183%	3 month USD-
				LIBOR-BBA	(36,904)

Barclay’s Bank, PLC
375,545,000 E	309,082	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(201,659)

77,495,000 E	16,054	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(228,056)

4,950,000 E	(4,158)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	2,574

371,000 E	(29,569)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(11,008)

9,009,000 E	539,037	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	88,317

25,364,000 E	240,152	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	198,807

43,923,000 E	(367,460)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(295,866)

16,897,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.805%	59,477

10,209,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.83%	59,927

5,632,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.80%	17,234

Citibank, N.A.
964,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0625%	29,768

109,229,000 E	(25,953)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	122,599

4,507,000 E	5,192	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	19,389

16,788,000 E	(130,951)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(103,587)

466,000 E	19,762	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	(3,552)

36	American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
$70,264,000 E	$(77,755)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	$17,805

117,877,000 E	(41,316)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	329,997

3,283,000 E	215,826	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	51,577

34,413,000 E	31,672	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(15,131)

918,000 E	(1,047)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(3,938)

19,956,000 E	(1,320,500)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(322,101)

55,984,000 E	834,501	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	743,248

146,678,000 E	(1,911,484)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(1,672,395)

Deutsche Bank AG
488,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	14,733

639,000 E	198	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(1,815)

33,234,000 E	(312,670)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(258,499)

Goldman Sachs International
4,681,000 E	(3,225)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	3,141

10,262,000 E	(19,619)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(51,944)

28,146,000 E	(442,966)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(397,088)

8,427,000 E	598,918	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	177,315

JPMorgan Chase Bank NA
5,695,000 E	(10,387)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(28,326)

52,249,000 E	(841,575)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(756,410)

23,527,000 E	365,578	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	327,228

4,979,000 E	502,757	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	253,657

33,582,000 E	—	12/19/22	3 month USD-
			LIBOR-BBA	1.854%	272,686

The Royal Bank of Scotland PLC
857,000 E	(10,770)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(9,373)

Total					$(1,475,803)

E Extended effective date.

American Government Income Fund	37

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$4,523,030	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(123,401)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,667,502	—	1/12/41	4.00% (1 month	Synthetic TRS	(72,777)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Barclay’s Bank, PLC
4,655,904	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,970)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,343,126	—	1/12/40	4.50% (1 month	Synthetic MBX	(7,213)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

10,537,179	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24,828)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,023,543	—	1/12/40	5.00% (1 month	Synthetic MBX	25,283
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,734,243	—	1/12/41	5.00% (1 month	Synthetic MBX	20,634
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,416,648	156,653	1/12/41	4.00% (1 month	Synthetic TRS	29,832
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,386,254	161,743	1/12/41	4.00% (1 month	Synthetic TRS	35,312
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,306,969	(136,612)	1/12/40	(4.00%) 1 month	Synthetic TRS	(35,350)
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

27,535,288	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(64,879)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

38	American Government Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$15,407,649	$—	1/12/41	5.00% (1 month	Synthetic MBX	$55,444
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

18,075,935	—	1/12/41	5.00% (1 month	Synthetic MBX	65,045
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

811,887	—	1/12/40	4.00% (1 month	Synthetic MBX	(166)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,653,253	—	1/12/41	5.00% (1 month	Synthetic MBX	5,949
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,085,685	—	1/12/41	5.00% (1 month	Synthetic MBX	7,505
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

23,575,221	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(55,548)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

18,875,448	—	1/12/41	5.00% (1 month	Synthetic MBX	67,922
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,756,250	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,379)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

224,606	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,059)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,231,452	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,902)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

789,384	—	1/12/40	4.00% (1 month	Synthetic TRS	(17,341)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,250,731	—	1/12/41	4.00% (1 month	Synthetic TRS	(225,104)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

American Government Income Fund	39

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$1,445,937	$—	1/12/41	5.00% (1 month	Synthetic MBX	$2,267
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

33,370,958	—	1/12/41	5.00% (1 month	Synthetic MBX	120,084
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,950,603	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(23,446)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

10,722,114	—	1/12/41	4.00% (1 month	Synthetic TRS	(292,530)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,401,054	—	1/12/41	4.00% (1 month	Synthetic TRS	(38,225)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

744,810	—	1/12/40	5.00% (1 month	Synthetic MBX	2,681
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,754,385	—	1/12/40	4.50% (1 month	Synthetic MBX	(6,235)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,513,676	—	1/12/41	5.00% (1 month	Synthetic MBX	41,431
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

187,519	—	1/12/40	5.00% (1 month	Synthetic MBX	675
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

608,384	—	1/12/40	5.00% (1 month	Synthetic MBX	2,190
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

440,881	—	1/12/40	5.00% (1 month	Synthetic MBX	1,587
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

40	American Government Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$2,538,278	$—	1/12/41	5.00% (1 month	Synthetic MBX	$9,134
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

276,006	—	1/12/41	5.00% (1 month	Synthetic MBX	993
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
695,228	—	1/12/41	5.00% (1 month	Synthetic MBX	2,502
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,822,962	—	1/12/41	4.00% (1 month	Synthetic TRS	(49,736)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

7,071,848	—	1/12/41	4.00% (1 month	Synthetic TRS	(192,940)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,671,121	—	1/12/41	4.00% (1 month	Synthetic TRS	(72,876)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
12,960,471	—	1/12/41	4.00% (1 month	Synthetic TRS	(353,597)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,635,994	—	1/12/38	6.50% (1 month	Synthetic TRS	(7,716)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

5,733,425	—	1/12/38	6.50% (1 month	Synthetic TRS	(27,040)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,422,910	—	1/12/38	6.50% (1 month	Synthetic TRS	(20,859)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,290,004	157,524	1/12/41	4.00% (1 month	Synthetic TRS	34,339
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

American Government Income Fund	41

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,555,376	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(26,200)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

10,650,897	—	1/12/41	5.00% (1 month	Synthetic MBX	38,327
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,259,812	—	1/12/41	4.00% (1 month	Synthetic TRS	(307,200)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,372,504	—	1/12/41	4.00% (1 month	Synthetic TRS	(119,295)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,420,134	—	1/12/41	4.00% (1 month	Synthetic TRS	(93,311)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,206,605	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(19,337)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,083,035	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,264)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,801,649	—	1/12/41	4.00% (1 month	Synthetic TRS	(131,003)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

338,691	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,597)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

5,002,833	—	1/12/41	4.00% (1 month	Synthetic TRS	(136,492)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,717,242	—	1/12/41	4.00% (1 month	Synthetic TRS	(183,266)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,863,421	—	1/12/40	(4.00%) 1 month	Synthetic TRS	84,870
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

42	American Government Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,371,320	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(10,300)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,101,846	—	1/12/41	4.00% (1 month	Synthetic TRS	(111,910)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

549,277	—	1/12/41	4.00% (1 month	Synthetic TRS	(14,986)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

11,242,244	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26,489)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,245,626	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,360)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

752,461	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,549)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,076,843	—	1/12/41	4.00% (1 month	Synthetic TRS	(29,379)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,572,031	—	1/12/38	6.50% (1 month	Synthetic TRS	(7,414)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

416,915	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(982)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,111,495	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,619)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,525,684	—	1/12/38	6.50% (1 month	Synthetic TRS	(7,195)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

3,051,367	—	1/12/38	6.50% (1 month	Synthetic TRS	(14,391)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

American Government Income Fund	43

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,066,961	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(9,748)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

942,883	—	1/12/38	6.50% (1 month	Synthetic TRS	(4,447)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

6,283,300	—	1/12/38	6.50% (1 month	Synthetic TRS	(29,633)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

JPMorgan Chase Bank NA
4,828,425	—	1/12/41	4.00% (1 month	Synthetic TRS	(131,733)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Total					$(2,516,211)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$121,700,196	$—

Purchased options outstanding	—	34,362,297	—

U.S. Government and Agency Mortgage Obligations	—	571,598,562	—

U.S. Treasury Obligations	—	264,242,892	—

Short-term investments	69,954,673	193,820,607	—

Totals by level	$69,954,673	$1,185,724,554	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$319,921	$—	$—

Written options	—	(30,858,797)	—

TBA sale commitments	—	(248,158,988)	—

Interest rate swap contracts	—	561,376	—

Total return swap contracts	—	(2,855,519)	—

Totals by level	$319,921	$(281,311,928)	$—

The accompanying notes are an integral part of these financial statements.

44	American Government Income Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,083,750,712)	$1,109,656,823
Affiliated issuers (identified cost $61,678,404) (Note 6)	61,678,404
Repurchase agreements (identified cost $84,344,000) (Note 1)	84,344,000

Cash	302,882

Interest and other receivables	2,484,994

Receivable for shares of the fund sold	419,297

Receivable for investments sold	32,238,937

Receivable for sales of delayed delivery securities (Note 1)	245,259,270

Unrealized appreciation on swap contracts (Note 1)	3,575,855

Premium paid on swap contracts (Note 1)	5,888,352

Receivable for variation margin (Note 1)	38,875

Total assets	1,545,887,689

LIABILITIES

Payable for shares of the fund repurchased	1,751,188

Payable for investments purchased	62,947,930

Payable for purchases of delayed delivery securities (Note 1)	446,678,168

Payable for compensation of Manager (Note 2)	244,556

Payable for investor servicing fees (Note 2)	187,510

Payable for custodian fees (Note 2)	28,696

Payable for Trustee compensation and expenses (Note 2)	221,676

Payable for administrative services (Note 2)	3,423

Payable for distribution fees (Note 2)	463,331

TBA sale commitments, at value (proceeds receivable $245,031,992) (Note 1)	248,158,988

Written options outstanding, at value (premiums $31,567,531) (Notes 1 and 3)	30,858,797

Unrealized depreciation on swap contracts (Note 1)	7,567,869

Premium received on swap contracts (Note 1)	4,190,481

Collateral on certain derivative contracts, at value (Note 1)	8,276,269

Other accrued expenses	177,150

Total liabilities	811,756,032

Net assets	$734,131,657

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$745,457,949

Undistributed net investment income (Note 1)	3,292,156

Accumulated net realized loss on investments (Note 1)	(34,434,204)

Net unrealized appreciation of investments	19,815,756

Total — Representing net assets applicable to capital shares outstanding	$734,131,657

(Continued on next page)

American Government Income Fund	45

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($647,310,394 divided by 70,165,357 shares)	$9.23

Offering price per class A share (100/96.00 of $9.23)*	$9.61

Net asset value and offering price per class B share ($14,016,676 divided by 1,531,927 shares)**	$9.15

Net asset value and offering price per class C share ($31,003,251 divided by 3,374,334 shares)**	$9.19

Net asset value and redemption price per class M share ($2,750,173 divided by 295,916 shares)	$9.29

Offering price per class M share (100/96.75 of $9.29)†	$9.60

Net asset value, offering price and redemption price per class R share
($8,542,295 divided by 924,662 shares)	$9.24

Net asset value, offering price and redemption price per class R5 share
($10,045 divided by 1,091 shares	$9.21

Net asset value, offering price and redemption price per class R6 share
($10,047 divided by 1,091 shares)	$9.21

Net asset value, offering price and redemption price per class Y share
($30,488,776 divided by 3,310,966 shares)	$9.21

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46	American Government Income Fund

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (including interest income of $75,789 from investments in affiliated issuers) (Note 6)	$17,945,679

Total investment income	17,945,679

EXPENSES

Compensation of Manager (Note 2)	3,059,963

Investor servicing fees (Note 2)	1,121,050

Custodian fees (Note 2)	84,859

Trustee compensation and expenses (Note 2)	67,250

Administrative services (Note 2)	23,436

Distribution fees	2,157,653

Other	351,919

Total expenses	6,866,130

Expense reduction (Note 2)	(3,155)

Net expenses	6,862,975

Net investment income	11,082,704

Net realized gain on investments (Notes 1 and 3)	43,053,227

Net realized loss on swap contracts (Note 1)	(56,799,343)

Net realized loss on futures contracts (Note 1)	(2,519,060)

Net realized loss on written options (Notes 1 and 3)	(12,682,980)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	35,903,694

Net gain on investments	6,955,538

Net increase in net assets resulting from operations	$18,038,242

The accompanying notes are an integral part of these financial statements.

American Government Income Fund	47

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$11,082,704	$19,584,854

Net realized gain (loss) on investments
and foreign currency transactions	(28,948,156)	46,436,392

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	35,903,694	(30,254,338)

Net increase in net assets resulting from operations	18,038,242	35,766,908

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(24,464,664)	(18,920,988)

Class B	(409,353)	(291,583)

Class C	(830,350)	(466,562)

Class M	(88,193)	(69,275)

Class R	(293,892)	(115,716)

Class R5	(58)	—

Class R6	(60)	—

Class Y	(1,190,008)	(509,143)

Net realized short-term gain on investments

Class A	(2,884,988)	(9,949,993)

Class B	(57,541)	(187,783)

Class C	(103,393)	(323,820)

Class M	(11,269)	(40,549)

Class R	(27,559)	(84,221)

Class Y	(83,353)	(231,356)

From net realized long-term gain on investments
Class A	(31,988,721)	(36,007,687)

Class B	(641,316)	(808,311)

Class C	(1,223,743)	(1,315,606)

Class M	(121,318)	(141,596)

Class R	(355,827)	(188,633)

Class Y	(1,079,516)	(932,738)

Increase in capital from settlement payments (Note 8)	—	103,985

Increase from capital share transactions (Note 4)	36,420,070	11,141,581

Total decrease in net assets	(11,396,810)	(23,573,086)

NET ASSETS

Beginning of year	745,528,467	769,101,553

End of year (including undistributed net investment income
of $3,292,156 and $18,297,238, respectively)	$734,131,657	$745,528,467

The accompanying notes are an integral part of these financial statements.

48	American Government Income Fund

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American Government Income Fund	49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	(%) [d]

Class A
September 30, 2012	$9.83	.14	.08	.22	(.34)	(.48)	(.82)	—	—	$9.23	2.48	$647,310.87		.87	1.51	345
September 30, 2011	10.28	.26	.23	.49	(.27)	(.67)	(.94)	—	— [g]	9.83	5.34	682,118.85		.85	2.70	402
September 30, 2010	9.92	.53	.34	.87	(.51)	—	(.51)	— [f]	—	10.28	8.97	706,773	.83 [i,j]	.83 [i,j]	5.18 [i]	195
September 30, 2009	8.72	.38	1.22	1.60	(.40)	—	(.40)	— [f]	— [h]	9.92	18.85	658,710	1.14 [i,k]	.99 [i]	4.14 [i]	286
September 30, 2008	9.00	.48	(.31) [e]	.17	(.45)	—	(.45)	— [f]	—	8.72	1.78 [e]	615,515	.99 [i]	.99 [i]	5.22 [i]	173

Class B
September 30, 2012	$9.75	.07	.08	.15	(.27)	(.48)	(.75)	—	—	$9.15	1.73	$14,017	1.62	1.62	.75	345
September 30, 2011	10.21	.19	.22	.41	(.20)	(.67)	(.87)	—	— [g]	9.75	4.47	13,446	1.60	1.60	1.98	402
September 30, 2010	9.85	.45	.35	.80	(.44)	—	(.44)	— [f]	—	10.21	8.22	16,253	1.58 [i,j]	1.58 [i,j]	4.48 [i]	195
September 30, 2009	8.66	.30	1.22	1.52	(.33)	—	(.33)	— [f]	— [h]	9.85	17.94	19,234	1.89 [i,k]	1.74 [i]	3.37 [i]	286
September 30, 2008	8.94	.41	(.31) [e]	.10	(.38)	—	(.38)	— [f]	—	8.66	1.02 [e]	22,848	1.74 [i]	1.74 [i]	4.49 [i]	173

Class C
September 30, 2012	$9.79	.07	.08	.15	(.27)	(.48)	(.75)	—	—	$9.19	1.75	$31,003	1.62	1.62	.72	345
September 30, 2011	10.25	.19	.22	.41	(.20)	(.67)	(.87)	—	— [g]	9.79	4.46	23,256	1.60	1.60	1.95	402
September 30, 2010	9.89	.44	.36	.80	(.44)	—	(.44)	— [f]	—	10.25	8.19	23,424	1.58 [i,j]	1.58 [i,j]	4.33 [i]	195
September 30, 2009	8.69	.31	1.22	1.53	(.33)	—	(.33)	— [f]	— [h]	9.89	18.08	12,626	1.89 [i,k]	1.74 [i]	3.44 [i]	286
September 30, 2008	8.97	.41	(.31) [e]	.10	(.38)	—	(.38)	— [f]	—	8.69	1.05 [e]	6,560	1.74 [i]	1.74 [i]	4.55 [i]	173

Class M
September 30, 2012	$9.89	.12	.08	.20	(.32)	(.48)	(.80)	—	—	$9.29	2.20	$2,750	1.12	1.12	1.25	345
September 30, 2011	10.34	.24	.23	.47	(.25)	(.67)	(.92)	—	— [g]	9.89	5.05	2,743	1.10	1.10	2.44	402
September 30, 2010	9.98	.51	.34	.85	(.49)	—	(.49)	— [f]	—	10.34	8.66	2,860	1.08 [i,j]	1.08 [i,j]	4.94 [i]	195
September 30, 2009	8.76	.35	1.24	1.59	(.37)	—	(.37)	— [f]	— [h]	9.98	18.68	2,496	1.39 [i,k]	1.24 [i]	3.89 [i]	286
September 30, 2008	9.04	.46	(.31) [e]	.15	(.43)	—	(.43)	— [f]	—	8.76	1.50 [e]	2,204	1.24 [i]	1.24 [i]	4.98 [i]	173

Class R
September 30, 2012	$9.84	.12	.08	.20	(.32)	(.48)	(.80)	—	—	$9.24	2.20	$8,542	1.12	1.12	1.24	345
September 30, 2011	10.29	.23	.24	.47	(.25)	(.67)	(.92)	—	— [g]	9.84	5.06	6,189	1.10	1.10	2.32	402
September 30, 2010	9.92	.48	.38	.86	(.49)	—	(.49)	— [f]	—	10.29	8.83	3,035	1.08 [i,j]	1.08 [i,j]	4.62 [i]	195
September 30, 2009	8.72	.37	1.20	1.57	(.37)	—	(.37)	— [f]	— [h]	9.92	18.55	726	1.39 [i,k]	1.24 [i]	4.01 [i]	286
September 30, 2008	9.00	.52	(.38) [e]	.14	(.42)	—	(.42)	— [f]	—	8.72	1.48 [e]	301	1.24 [i]	1.24 [i]	5.52 [i]	173

Class R5
July 31, 2012†	$9.22	.03	.01	.04	(.05)	—	(.05)	—	—	$9.21	0.47*	$10	.15*	.15*	.28*	345

Class R6
July 31, 2012†	$9.22	.03	.02	.05	(.06)	—	(.06)	—	—	$9.21	0.49*	$10	.13*	.13*	.30*	345

Class Y
September 30, 2012	$9.81	.16	.08	.24	(.36)	(.48)	(.84)	—	—	$9.21	2.75	$30,489.62		.62	1.69	345
September 30, 2011	10.27	.29	.22	.51	(.30)	(.67)	(.97)	—	— [g]	9.81	5.50	17,776.60		.60	2.94	402
September 30, 2010	9.90	.54	.37	.91	(.54)	—	(.54)	— [f]	—	10.27	9.35	16,757	.58 [i,j]	.58 [i,j]	5.32 [i]	195
September 30, 2009	8.70	.38	1.24	1.62	(.42)	—	(.42)	— [f]	— [h]	9.90	19.20	8,370	.89 [i,k]	.74 [i]	4.27 [i]	286
September 30, 2008	8.99	.50	(.32) [e]	.18	(.47)	—	(.47)	— [f]	—	8.70	1.93 [e]	20,500	.74 [i]	.74 [i]	5.48 [i]	173

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	American Government Income Fund	American Government Income Fund	51

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.05%

September 30, 2009	0.16

September 30, 2008	0.13

j Excludes the impact of a reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2010.

k Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.15% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

52	American Government Income Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed securities) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds); and that have short- to long-term maturities.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

American Government Income Fund	53

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $1,102,500,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

54	American Government Income Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 740 futures contracts outstanding for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $392,100,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,162,600,000 on interest rate swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $6,229,326 at the close of the reporting period.

American Government Income Fund	55

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,730,119 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $18,143,514.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

56	American Government Income Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $33,220,960 of certain losses recognized during the period from November 1, 2011 to September 30, 2012 to its fiscal year ending September 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of late year loss deferrals, realized gains and losses on certain futures contracts, income on swap contracts, interest only securities and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,188,792 to increase undistributed net investment income, $3,006 to decrease paid-in-capital and $1,185,786 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$33,820,789
Unrealized depreciation	(8,813,940)

Net unrealized appreciation	25,006,849
Undistributed ordinary income	781,981
Post-October capital loss deferral	(33,220,960)
Cost for federal income tax purposes	$1,230,672,378

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

American Government Income Fund	57

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$997,447
Class B	20,783
Class C	41,951
Class M	3,939
Class R	12,732
Class R5	3
Class R6	1
Class Y	44,194
Total	$1,121,050

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,155 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $608, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

58	American Government Income Fund

Class A	$1,678,919
Class B	139,934
Class C	282,580
Class M	13,527
Class R	42,963
Total	$2,157,653

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $82,108 and $529 from the sale of class A and class M shares, respectively, and received $17,755 and $2,284 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,059 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,737,161,577 and $1,605,350,337, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $361,477,055 and $343,574,160, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$1,039,466,328	$44,666,508

Options opened	980,258,781	42,587,734
Options exercised	(435,894,875)	(8,743,198)
Options expired	—	—
Options closed	(1,151,841,071)	(46,943,513)

Written options outstanding at the
end of the reporting period	$431,989,163	$31,567,531

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	14,244,425	$134,333,392	10,398,510	$102,248,712

Shares issued in connection with
reinvestment of distributions	5,330,929	49,433,711	5,498,007	52,845,920

	19,575,354	183,767,103	15,896,517	155,094,632

Shares repurchased	(18,832,872)	(175,208,865)	(15,216,066)	(148,287,397)

Net increase	742,482	$8,558,238	680,451	$6,807,235

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	604,390	$5,613,366	489,755	$4,793,152

Shares issued in connection with
reinvestment of distributions	96,553	888,291	108,206	1,031,718

	700,943	6,501,657	597,961	5,824,870

Shares repurchased	(547,858)	(5,059,083)	(810,868)	(7,832,956)

Net increase (decrease)	153,085	$1,442,574	(212,907)	$(2,008,086)

American Government Income Fund	59

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,850,375	$17,280,010	1,085,444	$10,780,628

Shares issued in connection with
reinvestment of distributions	191,153	1,765,333	180,930	1,730,373

	2,041,528	19,045,343	1,266,374	12,511,001

Shares repurchased	(1,042,214)	(9,649,070)	(1,176,815)	(11,386,723)

Net increase	999,314	$9,396,273	89,559	$1,124,278

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	53,953	$505,335	51,513	$507,954

Shares issued in connection with
reinvestment of distributions	20,409	190,520	22,194	214,544

	74,362	695,855	73,707	722,498

Shares repurchased	(55,772)	(522,859)	(72,862)	(717,559)

Net increase	18,590	$172,996	845	$4,939

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	685,448	$6,437,474	507,560	$4,994,199

Shares issued in connection with
reinvestment of distributions	73,022	677,277	40,350	388,570

	758,470	7,114,751	547,910	5,382,769

Shares repurchased	(462,976)	(4,302,977)	(213,665)	(2,118,693)

Net increase	295,494	$2,811,774	334,245	$3,264,076

		For the period 7/3/12
	(commencement of operations) to 9/30/12

Class R5	Shares	Amount

Shares sold	1,085	$10,000

Shares issued in connection with
reinvestment of distributions	6	58

	1,091	10,058

Shares repurchased	—	—

Net increase	1,091	$10,058

		For the period 7/3/12
	(commencement of operations) to 9/30/12

Class R6	Shares	Amount

Shares sold	1,085	$10,000

Shares issued in connection with
reinvestment of distributions	6	60

	1,091	10,060

Shares repurchased	—	—

Net increase	1,091	$10,060

60	American Government Income Fund

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,369,153	$40,604,659	1,277,252	$12,566,257

Shares issued in connection with
reinvestment of distributions	163,073	1,508,252	114,207	1,098,066

	4,532,226	42,112,911	1,391,459	13,664,323

Shares repurchased	(3,033,122)	(28,094,814)	(1,211,621)	(11,715,184)

Net increase	1,499,104	$14,018,097	179,838	$1,949,139

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,091	100.0%	$10,045

Class B	1,091	100.0	10,047

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$38,308,871*	Unrealized depreciation	$36,779,593*

Total		$38,308,871		$36,779,593

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(28,363,041)	$(2,519,060)	$(56,799,343)	$(87,681,444)

Total	$(28,363,041)	$(2,519,060)	$(56,799,343)	$(87,681,444)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$9,128,754	$181,487	$63,244,922	$72,555,163

Total	$9,128,754	$181,487	$63,244,922	$72,555,163

American Government Income Fund	61

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the				Market value
Name of	beginning of the	Purchase	Sale	Investment	at the end of the
affiliate	reporting period	cost	proceeds	income	reporting period

Putnam
Money Market
Liquidity Fund*	$98,749,325	$463,653,479	$500,724,400	$75,789	$61,678,404

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $102,475 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,510 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

62	American Government Income Fund

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,231,472 of distributions paid as qualifying to be taxed as interest-related dividends, and $3,168,103 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

American Government Income Fund	63

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

64	American Government Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

American Government Income Fund	65

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

66	American Government Income Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

American Government Income Fund	67

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

68	American Government Income Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer, and	BSA Compliance Officer
and Trust Company	Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk, and
Ropes & Gray LLP	Vice President and	Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy
PricewaterhouseCoopers LLP	Vice President and	Manager, Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN027
277556 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$118,259	$--	$9,036	$1,571
September 30, 2011	$96,191	$--	$5,082	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $172,616 and $238,737 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012